BLACKROCK FUNDSSM

BlackRock Real Estate Securities Fund

(the “Fund”)

Supplement dated April 24, 2017 to the Fund’s Prospectus dated May 31, 2016

Effective immediately, the following changes are made to the Fund’s Prospectus:

The table in the section entitled “Fund Overview — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Mark Howard-Johnson, CFA	2012	Managing Director of BlackRock, Inc.
Rajan Rehan, CFA	2017	Director of BlackRock, Inc.

The section entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Mark Howard-Johnson, CFA, and Rajan Rehan, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The table in the section entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Mark Howard-Johnson, CFA	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. and Global Head of the Real Estate Securities Team since May 2012; Chief Investment Officer for the Real Estate Securities Group of Building and Land Technology from January 2012 to May 2012; Managing Principal for Occom Capital Partners, LLC from 2009 to 2011; Global Head and Chief Investment Officer of the Real Estate Securities Team at Goldman Sachs Asset Management from 1998 to 2009.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rajan Rehan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2015; Vice President of BlackRock, Inc. from 2013 to 2014; Portfolio Manager for Global Real Estate Securities at Aviva Investors in 2012; Senior Analyst for Global Real Estate Securities at Aviva Investors from 2007 to 2011; Analyst for Real Estate Private Equity at Aviva Investors from 2006 to 2009; Strategy Analyst at M&G Prudential from 2004 to 2006.

Shareholders should retain this Supplement for future reference.

PRO-RESP-0417SUP

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